SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 25, 2000

                               Arch Wireless, Inc.
_______________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   000-23232/001-14248        31-1358569
_________________________________  ________________________  __________________
  (State or Other Jurisdiction           (Commission          (I.R.S. Employer
       of Incorporation)                 File Numbers)       Identification No.)


      1800 West Park Drive, Suite 250                          01581
              Westborough, MA
____________________________________________        ___________________________
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (508) 870-6700

                         Arch Communications Group, Inc.
_______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

   On September 25, 2000, Arch Communications Group, Inc. (the "Company") issued a press release announcing the following corporate name changes in connection with a company-wide repositioning strategy:

   o  Arch Communications Group, Inc. was renamed "Arch Wireless, Inc.";

   o Arch Communications, Inc., a wholly owned subsidiary of the Company, was renamed "Arch Wireless Communications, Inc."; and

   o Arch Paging, Inc., a wholly owned subsidiary of Arch Communications, Inc., was renamed "Arch Wireless Holdings, Inc."

   The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

   Commencing on September 25, 2000, the Common Stock of the Company, which formerly traded on the Nasdaq National Market under the symbol "APGR", began trading under the symbol "ARCH". In addition, the Company's Common Stock Purchase Warrants, which formerly traded on the Nasdaq National Market under the symbol "APGRW", began trading under the symbol "ARCHW". The Company's 10.875% Senior Discount Notes due 2008 continue to trade on the American Stock Exchange under the symbol "ARD".

   The Company effected its corporate name change through a merger of Arch Wireless, Inc., a wholly owned subsidiary formed solely for the purpose of effecting the name change, with and into the Company, with the Company being the surviving entity and retaining the name "Arch Wireless, Inc." A copy of the Certificate of Ownership and Merger of the Company, which became effective as of 9:00 a.m. (EST) on September 25, 2000, is filed as Exhibit 2.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.          Description

       2.1 Certificate of Ownership and Merger merging Arch Wireless, Inc. into Arch Communications Group, Inc., as filed with the office of the Secretary of State of the State of Delaware on September 20, 2000.

       4.1 Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant.

       4.2 Specimen Certificate for shares of Class B Common Stock, $.01 par value per share, of the Registrant.

       4.3 Specimen Certificate for shares of Restricted Common Stock, $.01 par value per share, of the Registrant.

       4.4 Specimen Certificate for shares of Series C Convertible Preferred stock, $.01 par value per share, of the Registrant.


       4.5 Specimen Certificate for Common Stock Purchase Warrants of the Registrant.

      99.1 Press release dated September 25, 2000 announcing the change of the corporate name of the Registrant to Arch Wireless, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2000               ARCH WIRELESS, INC.


                                        By:      /s/ J. Roy Pottle
                                                __________________________
                                        Name:    J. Roy Pottle
                                        Title:   Executive Vice President,
                                                 Chief Financial Officer

                                  Exhibit Index


Exhibit No.              Description
___________              ___________

   2.1 Certificate of Ownership and Merger merging Arch Wireless, Inc. into Arch Communications Group, Inc., as filed with the office of the Secretary of State of the State of Delaware on September 20, 2000.

   4.1 Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant.

   4.2 Specimen Certificate for shares of Class B Common Stock, $.01 par value per share, of the Registrant.

   4.3 Specimen Certificate for shares of Restricted Common Stock, $.01 par value per share, of the Registrant.

   4.4 Specimen Certificate for shares of Series C Convertible Preferred stock, $.01 par value per share, of the Registrant.

   4.5 Specimen Certificate for Common Stock Purchase Warrants of the Registrant.

  99.1 Press release dated September 25, 2000 announcing the change of the corporate name of the Registrant to Arch Wireless, Inc.